SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2 to Current Report)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2007
FRANKLIN BANK CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-505I8 (Commission File Number)	11-3626383 (I.R.S. Employer Identification No.)

9800 Richmond Avenue, Suite 680	Houston, Texas 77042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code           (713) 339-8900
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 2 to the Current Report on Form 8-K of Franklin Bank Corp. dated May 14, 2007 is filed for the purpose of filing certain of the financial statements of business acquired required by Item 9.01(a) of Form 8-K.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
(a)      Financial Statements of Businesses Acquired.
     The following audited financial statements of The First National Bank of Bryan, a national association, are attached hereto as Exhibit 99.4:
Consolidated Balance Sheet as of December 31, 2006.
Consolidated Statement of Income for the year ended December 31, 2006.
Cash Flows for the year ended December 31, 2006.
(b)      Not applicable.
(c)      Not applicable.
(d)      Exhibits.

Exhibit 2.1	Agreement and Plan of Reorganization by and between Franklin Bank Corp. and The First National Bank of Bryan dated as of December 1, 2006 (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K dated December 7, 2006).

Exhibit 23.1	Consent of McGladrey & Pullen, LLP

Exhibit 99.1	Press release of Franklin Bank Corp. dated May 9, 2007 (incorporated herein by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on May 14, 2007).

Exhibit 99.2	Unaudited financial statements of The First National Bank of Bryan (incorporated by reference to Exhibit 99.2 to the registrant’s Current Report on Form 8-K dated July 26, 2007).

Exhibit 99.3	Unaudited pro forma consolidated combined financial statements (incorporated by reference to Exhibit 99.3 to the registrant’s Current Report on Form 8-K dated July 26, 2007).

Exhibit 99.4	Audited financial statements of The First National Bank of Bryan.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.
Dated: August 13, 2007	By:	/s/ Russell McCann
Russell McCann
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1	Agreement and Plan of Reorganization by and between Franklin Bank Corp. and The First National Bank of Bryan dated as of December 1, 2006 (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K dated December 7, 2006).

Exhibit 23.1	Consent of McGladrey & Pullen, LLP

Exhibit 99.1	Press release of Franklin Bank Corp. dated May 9, 2007 (incorporated herein by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on May 14, 2007).

Exhibit 99.2	Unaudited financial statements of The First National Bank of Bryan (incorporated by reference to Exhibit 99.2 to the registrant’s Current Report on Form 8-K dated July 26, 2007).

Exhibit 99.3	Unaudited pro forma consolidated combined financial statements (incorporated by reference to Exhibit 99.3 to the registrant’s Current Report on Form 8-K dated July 26, 2007).

Exhibit 99.4	Audited financial statements of The First National Bank of Bryan.